UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2018

Annual Report

to Shareholders

DWS GNMA Fund

(formerly Deutsche GNMA Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
33	Notes to Financial Statements

50	Report of Independent Registered Public Accounting Firm
52	Information About Your Fund’s Expenses
54	Tax Information
55	Advisory Agreement Board Considerations and Fee Evaluation
60	Board Members and Officers
65	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS GNMA Fund

Letter to Shareholders

Dear Shareholder:

Earlier this year, we adopted our existing European brand, DWS, globally. In connection with that change, “DWS” has replaced “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS GNMA Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 12 for more complete performance information.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called “Ginnie Mae” securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners’ mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

For the 12 months ended September 30, 2018, DWS GNMA Fund posted a -1.31% total return, compared with the -0.89% return of its benchmark, the Bloomberg Barclays GNMA Index. At the close of the period, the Fund’s duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 5.6 years, compared with 5.3 years for the Bloomberg Barclays GNMA Index.

Fixed-income returns faced a headwind from rising U.S. Treasury yields over the 12-month period. The period was largely characterized by strong economic fundamentals, including positive U.S. growth numbers, robust corporate earnings and an environment of arguably full employment. The passage of tax legislation at the end of 2017 that included a permanent

4	|	DWS GNMA Fund

reduction in corporate tax rates and incentives to accelerate capital investment further fueled optimism. Taken together, these factors outweighed concerns around the potential impact on global growth of increasingly protectionist U.S. trade policy and an escalating exchange of tariffs with China.

Given the backdrop of moderate growth and historically low unemployment, the U.S. Federal Reserve (the Fed) continued to gradually normalize monetary policy. In this vein, in October of 2017 the Fed began a phased process of reducing its holdings of mortgage-backed securities and Treasuries. The plan to reduce the Fed’s balance sheet had been extensively foreshadowed, and while Treasury yields drifted higher the market impact was fairly modest. However, Treasury yields would spike higher in early 2018 as hiring and wage data surprised to the upside, raising the prospect of accelerated Fed action on hiking short term rates.

“Fixed-income	returns faced a headwind from rising U.S. Treasury yields over the 12-month period.”

The Fed continued to incrementally raise its benchmark overnight lending rate toward a more neutral level over the period. The fed funds rate was increased by a quarter point on four occasions over the 12 months ended September 30, 2018, leaving the upper band of its target range at 2.25%, generally considered at the low end of normal. With core inflation hovering around its 2% target, the Fed’s Open Market Committee at its September 25 meeting signaled the likelihood of an additional increase in fed funds before the end of 2018.

U.S. Treasury yields finished the period notably higher, and the yield curve flattened as increases were more significant on shorter maturities. To illustrate, along the U.S. Treasury curve, the two-year yield rose from 1.44% to 2.81%, the five-year from 1.85% to 2.94%, the 10-year from 2.22% to 3.05%, the 20-year from 2.53% to 3.13% and the 30-year from 2.76% to 3.19%.

Performance for GNMAs exceeded that of comparable-duration U.S. Treasuries over the 12 months ended September 30, 2018. Performance within GNMAs was generally led by higher coupon issues, as investors sought to minimize duration in anticipation of interest rates moving higher. Prices for more seasoned issues also benefited from the move to shorter duration assets.

DWS GNMA Fund	|	5

Positive and Negative Contributors to Performance

Exposure to collateralized mortgage obligations (CMOs) was a leading positive contributor to the Fund’s performance relative to the benchmark. In particular, a position in seasoned interest-only securities provided incremental income and positive price performance. These issues carry higher yields in order to compensate for the fact that their value is completely dependent on the anticipated stream of income rather than any principal to be returned. As rates trended higher over much of the period and prepayment speeds declined, prices rose for these securities. The Fund also benefited from spread tightening in other CMO instruments ranging from floating rate securities through long duration bonds, with both structure and underlying collateral driving performance.

We have long maintained an emphasis in the Fund on higher-coupon mortgage pools with lower embedded interest rate sensitivity. Characteristics related to geography, size of underlying loans and seasoning of loans have provided steady prepayment speeds amid a prolonged period of low interest rates. We reduced this exposure over the past 12 months as spreads for these issues tightened significantly on scarcity. We maintained our higher coupon focus, but used the opportunity to swap into less seasoned pools with better carry (incremental income) given the low volatility backdrop. Conversely, we have increased our exposure to seasoned pass-throughs in lower coupons which are now trading at discounted prices. Seasoned discount pools have benefited from historically fast turnover speeds related to cash out refinancings driven by robust home price appreciation.

The Fund benefited from duration/curve positioning with a flattening bias and strategic underweight to the short end of the U.S. yield curve. Off-index allocations to foreign government bonds detracted overall from performance, as Eurozone spreads widened on concerns over Italy’s budget deficit. Other off-index exposures were focused in high quality asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), primarily floating rate, which provided excess returns attributable to both carry and spread tightening.

The Fund used interest rate derivatives including U.S. Treasury futures and interest rate swap agreements as part of implementing the Fund’s positioning along the yield curve as well to hedge against certain risks.

6	|	DWS GNMA Fund

Forward exchange contracts were used to hedge currency risks embedded in foreign government bonds as well as to express tactical views in cross currency markets. In addition, futures contracts were used to express views in foreign interest rate markets, either outright or paired versus other markets.

Outlook and Positioning

From the perspective of supply and demand, we view GNMAs as positioned to benefit as more attractive yields drive renewed demand from banks and overseas investors. Net supply is a headwind that we are closely monitoring as the Fed completes the tapering of its reinvestment into the market. We continue to view seasoned pools favorably, while also seeking to add exposure to new production pools in higher coupons to access incremental income.

Aside from GNMAs, we continue to search out tactical opportunities in other high-quality sectors such as conventional mortgage-backed securities (Fannie Mae and Freddie Mac), ABS and CMBS. Entering the

Fund’s new fiscal period, the portfolio was tactically long duration in the middle of the yield curve.

Portfolio Management Team

Scott Agi, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–

Joined DWS in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

–	Head of US Rates and Mortgage Backed Securities Sector Team: New York.
–	BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
–	Co-Head of Fixed Income for North America: New York.
–	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS GNMA Fund	|	7

Terms to Know

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt. Asset-backed securities (ABS) are bonds that are secured by receivables other than mortgage debt, such as credit card receivables, auto loans and home equity loans. Commercial mortgage-backed securities (CMBS) are bonds secured by mortgages on commercial properties. Collateralized mortgage obligations (CMOs) are mortgage-backed securities with separate pools for different classes of bondholders.

Spread refers to the incremental yield provided by non-U.S. Treasury securities relative to comparable-duration Treasuries.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS GNMA Fund

Performance Summary	September 30, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	–1.31%	1.30%	2.66%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–4.02%	0.74%	2.38%
Bloomberg Barclays GNMA Index†	–0.89%	1.85%	3.38%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	–1.30%	1.26%	2.57%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–3.77%	0.75%	2.31%
Bloomberg Barclays GNMA Index†	–0.89%	1.85%	3.38%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	–2.07%	0.54%	1.89%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–2.07%	0.54%	1.89%
Bloomberg Barclays GNMA Index†	–0.89%	1.85%	3.38%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
No Sales Charges	–1.62%	0.97%	2.28%
Bloomberg Barclays GNMA Index†	–0.89%	1.85%	3.38%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/18
No Sales Charges		–1.12%	0.55%
Bloomberg Barclays GNMA Index†		–0.89%	0.93%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
No Sales Charges	–1.07%	1.58%	2.91%
Bloomberg Barclays GNMA Index†	–0.89%	1.85%	3.38%

DWS GNMA Fund	|	9

Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/18
No Sales Charges	–1.08%	1.59%	2.78%
Bloomberg Barclays GNMA Index†	–0.89%	1.85%	3.08%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 0.79%, 0.95% 1.55%, 1.20%, 0.68%, 0.56% and 0.58% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for the periods prior to their inception on February 2, 2009, for Class R shares for the periods prior to its inception on May 1, 2012, and for Class T shares for the periods prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class and applicable sales charges. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS GNMA Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on February 2, 2015.

**	Institutional Class shares commenced operations on February 2, 2009.

†	The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

DWS GNMA Fund	|	11

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/18	$13.22	$13.23	$13.22	$13.24	$13.23	$13.24	$13.22
9/30/17	$13.72	$13.72	$13.73	$13.74	$13.73	$13.75	$13.73
Distribution Information as of 9/30/18
Income Dividends, Twelve Months	$.33	$.32	$.23	$.29	$.36	$.36	$.36
September Income Dividend	$0.0247	$0.0240	$0.0161	$0.0211	$0.0266	$0.0272	$0.0272
SEC 30-day Yield‡‡	2.13%	2.17%	1.38%	1.84%	2.52%	2.45%	2.43%
Current Annualized Distribution Rate‡‡	2.24%	2.18%	1.46%	1.91%	2.41%	2.47%	2.47%

‡‡

The SEC yield is net investment income per share earned over the month ended September 30, 2018, shown as an annual percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.76% for Class R shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.83% for Class R shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS GNMA Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	9/30/18	9/30/17
Government National Mortgage Association	82%	102%
Government & Agency Obligations	4%	10%
Collateralized Mortgage Obligations	10%	17%
Commercial Mortgage-Backed Securities	7%	1%
Asset-Backed	4%	2%
U.S. Government Agency Sponsored Pass-Throughs	4%	0%
Commercial Paper	1%	—
Cash Equivalents and Other Assets and Liabilities, net	(12)%	(32)%
	100%	100%

Coupons*	9/30/18	9/30/17
Less than 3.5%	29%	31%
3.5%–4.49%	51%	45%
4.5%–5.49%	14%	14%
5.5%–6.49%	5%	9%
6.5%–7.49%	1%	1%
	100%	100%

*	Excludes Cash Equivalents, Securities Lending Collateral and U.S. Treasury Bills.

Interest Rate Sensitivity	9/30/18	9/30/17
Effective Maturity	9.5 years	10.7 years
Effective Duration	5.6 years	4.8 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 65 for contact information.

DWS GNMA Fund	|	13

Investment Portfolio	as of September 30, 2018

	Principal Amount ($)(a)	Value ($)
Government National Mortgage Association 82.3%
Government National Mortgage Association:
3.5%, with various maturities from 11/20/2041 until 10/1/2048 (b)	538,640,791	536,641,715
5.0%, with various maturities from 3/20/2029 until 10/1/2048 (b)	110,533,793	116,605,702
2.99%, 4/15/2042	115,638	111,838
3.0%, with various maturities from 9/15/2042 until 10/1/2048 (b)	254,952,537	247,505,232
4.0%, with various maturities from 8/20/2030 until 10/1/2048 (b)	231,786,643	236,650,871
4.25%, with various maturities from 3/15/2041 until 10/15/2041	822,027	843,136
4.49%, with various maturities from 6/15/2041 until 7/15/2041	1,068,392	1,105,072
4.5%, with various maturities from 8/15/2039 until 8/20/2048	90,811,107	94,437,306
4.55%, 1/15/2041	2,187,736	2,283,669
4.625%, 5/15/2041	300,893	312,780
5.5%, with various maturities from 1/15/2034 until 6/15/2042	56,733,274	62,027,504
6.0%, with various maturities from 12/15/2022 until 1/15/2039	15,538,062	17,134,165
6.5%, with various maturities from 6/20/2032 until 3/20/2039	10,038,728	11,159,173
7.0%, with various maturities from 9/15/2035 until 4/20/2039	2,416,553	2,602,225
7.5%, with various maturities from 6/20/2022 until 8/20/2032	122,066	140,202

Total Government National Mortgage Association (Cost $1,364,906,806)		1,329,560,590

Asset-Backed 4.4%
Automobile Receivables 0.4%
AmeriCredit Automobile Receivables Trust, “A3”, Series 2017-1, 1.87%, 8/18/2021	5,670,000	5,637,898

Miscellaneous 4.0%
Atrium XIII, “A1”, Series 13A, 144A, 3-month USD-LIBOR + 1.180%, 3.527%*, 11/21/2030	5,930,000	5,939,927
Carbone CLO Ltd., “A1”, Series 2017-1A, 144A, 3-month USD-LIBOR + 1.140%, 3.488%*, 1/20/2031	14,950,000	14,942,061

The accompanying notes are an integral part of the financial statements.

14	|	DWS GNMA Fund

	Principal Amount ($)(a)	Value ($)
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	17,562,600	17,272,641
Goldentree Loan Management U.S. CLO Ltd., “A”, Series 2017-2A, 144A, 3-month USD-LIBOR + 1.150%, 3.498%*, 11/28/2030	17,590,000	17,612,498
NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	9,137,430	9,045,586

		64,812,713
Total Asset-Backed (Cost $70,839,829)		70,450,611

Commercial Mortgage-Backed Securities 6.8%
Atrium Hotel Portfolio Trust, “A”, Series 2018-ATRM, 144A, 1-month USD-LIBOR + 0.950%, 3.108%*, 6/15/2035	18,572,500	18,595,736
BX Trust, “A”, Series 2018-GW, 144A, 1-month USD-LIBOR + 0.800%, 2.958%*, 5/15/2035	8,800,000	8,772,382
CHT Mortgage Trust, “A”, Series 2017-CSMO,144A, 1-month USD-LIBOR + 0.930%, 3.088%*, 11/15/2036	19,600,000	19,624,443
DBGS Mortgage Trust, “A”, Series 2018-5BP,144A, 1-month USD-LIBOR + 0.645%, 2.803%*, 6/15/2033	19,550,000	19,445,619
Federal National Mortgage Association, “A2”, Series 2018-M1, 3.086%*, 12/25/2027	37,500,000	35,755,219
FHLMC Multifamily Structured Pass-Through Securities, “X1”, Series K055, Interest Only, 1.501%*, 3/25/2026	98,911,164	8,269,329

Total Commercial Mortgage-Backed Securities (Cost $110,701,525)		110,462,728

Collateralized Mortgage Obligations 9.6%
Fannie Mae Whole Loan, “IO2”, Series 2007-W8, Interest Only, 6.0%, 9/25/2037	259,490	47,895
Federal Home Loan Mortgage Corp.:
“EA”, Series 2530, Principal Only, Zero Coupon, 1/15/2032	493,087	422,107
“OH”, Series 3382, Principal Only, Zero Coupon, 11/15/2037	276,901	244,613
“PT”, Series 3586, 1.558%, 2/15/2038	3,531,402	3,056,003
“CZ”, Series 4113, 3.0%, 9/15/2042	4,687,830	4,122,671
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	8,313,403	1,252,086
“C25”, Series 304, Interest Only, 4.0%, 10/15/2041	18,068,475	3,692,806
“C1”, Series 329, Interest Only, 4.0%, 12/15/2041	28,204,135	5,876,228
“UZ”, Series 4339, 4.0%, 2/15/2054	9,339,506	9,272,041
“UA”, Series 4298, 4.0%, 2/15/2054	1,967,009	1,961,345
“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	5,993,532	378,024
“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	27,695,096	6,674,521
“C28”, Series 303, Interest Only, 4.5%, 1/15/2043	35,520,802	8,316,823

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	15

	Principal Amount ($)(a)	Value ($)
“IO”, Series 2580, Interest Only, 6.0%, 3/15/2033	252,652	44,654
“MI”, Series 3871, Interest Only, 6.0%, 4/15/2040	980,993	61,665
“IJ”, Series 4472, Interest Only, 6.0%, 11/15/2043	12,046,491	2,930,250
“A”, Series 172, Interest Only, 6.5%, 1/1/2024	104,366	12,671
“C22”, Series 324, Interest Only, 6.5%, 4/15/2039	15,504,525	4,026,928
Federal National Mortgage Association:
“CO”, Series 2013-117, Principal Only, Zero Coupon, 5/25/2033	2,788,499	2,068,544
“AY”, Series 2013-6, 2.0%, 2/25/2043	1,244,000	984,869
“Z”, Series 2013-44, 3.0%, 5/25/2043	4,224,781	3,802,966
‘‘IO”, Series 2012-146, Interest Only, 3.5%, 1/25/2043	9,933,741	1,993,923
“LZ”, Series 2013-6, 3.5%, 2/25/2043	893,539	804,311
“4”, Series 406, Interest Only, 4.0%, 9/25/2040	6,745,506	1,432,733
“C2”, Series 410, Interest Only, 4.0%, 4/25/2042	6,695,144	1,461,866
“IO”, Series 2016-26, Interest Only, 5.0%, 5/25/2046	31,777,650	6,515,159
“UI”, Series 2010-126, Interest Only, 5.5%, 10/25/2040	13,322,308	2,866,448
“IO”, Series 2014-70, Interest Only, 5.5%, 10/25/2044	16,832,442	3,786,039
“BI”, Series 2015-97, Interest Only, 5.5%, 1/25/2046	13,964,830	3,325,568
“WI”, Series 2011-59, Interest Only, 6.0%, 5/25/2040	1,192,248	40,479
“HI”, Series 2010-2, Interest Only, 6.5%, 2/25/2040	2,519,669	885,822
Government National Mortgage Association:
“PO”, Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	1,348,115	1,016,184
“KO”, Series 2013-38, Principal Only, Zero Coupon, 1/20/2043	2,325,858	1,427,810
“FY”, Series 2015-80, 1-month USD-LIBOR + 0.270%, 2.435%* , 3/20/2043	17,114,072	17,124,519
“WZ”, Series 2014-99, 3.0%, 7/16/2044	9,127,212	8,113,802
“MT”, Series 2015-92, 3.0%, 1/20/2045	10,000,000	8,904,427
“PY”, Series 2015-123, 3.0%, 9/20/2045	10,688,000	9,599,504
“DI”, Series 2014-102, Interest Only, 3.5%, 7/16/2029	3,590,487	308,337
“PI”, Series 2012-47, Interest Only, 3.5%, 12/20/2039	9,392,764	831,610
“JI”, Series 2013-10, Interest Only, 3.5%, 1/20/2043	18,400,767	4,164,605
“ID”, Series 2013-70, Interest Only, 3.5%, 5/20/2043	7,759,486	1,612,200
“EP”, Series 2013-147, 3.625%, 12/20/2039	5,669,000	5,493,848
“IP”, Series 2015-50, Interest Only, 4.0%, 9/20/2040	25,492,292	2,466,236
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	6,612,286	1,053,888
“ZC”, Series 2003-86, 4.5%, 10/20/2033	756,766	787,129
“CI”, Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,151,528	48,791
“IN”, Series 2011-18, Interest Only, 4.5%, 5/20/2039	545,164	20,247
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	5,664,306	1,090,386
“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	5,950,376	933,757
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	4,292,367	987,351
“IJ”, Series 2010-41, Interest Only, 5.0%, 9/20/2038	140,785	1,414
“UZ”, Series 2010-37, 5.0%, 3/20/2040	1,660,646	1,788,323

The accompanying notes are an integral part of the financial statements.

16	|	DWS GNMA Fund

	Principal Amount ($)(a)	Value ($)
“PC”, Series 2003-19, 5.5%, 3/16/2033	1,717,894	1,855,783
“MI”, Series 2004-38, Interest Only, 5.5%, 11/20/2033	174,301	5,610
“PI”, Series 2005-73, Interest Only, 5.5%, 12/20/2034	42,127	23
“Z”, Series 2006-12, 5.5%, 3/20/2036	129,065	143,234
“YI”, Series 2010-147, Interest Only, 5.5%, 7/16/2039	153,644	8,261
“DZ”, Series 2009-106, 5.5%, 11/20/2039	235,440	271,273
“IA”, Series 2012-64, Interest Only, 5.5%, 5/16/2042	7,642,450	1,777,473
“CI”, Series 2009-42, Interest Only, 6.0%, 8/16/2035	486,040	97,588
“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	725,710	191,834
“SB”, Series 2014-81, -4 x 1-month USD-LIBOR + 16.400%, 7.985%*, 6/20/2044	636,116	648,513

Total Collateralized Mortgage Obligations (Cost $150,863,829)		155,136,018

U.S. Government Agency Sponsored Pass-Throughs 3.8%
Federal Home Loan Mortgage Corp.:
4.0%, 1/1/2045	13,109,471	13,329,704
4.0%, 12/1/2045	8,157,772	8,294,842
7.0%, 10/1/2038	101,995	105,800
Federal National Mortgage Association:
3.25%, 3/1/2030	9,370,000	8,977,367
3.5%, 10/1/2048 (b)	18,000,000	17,712,520
3.64%, 7/1/2030	9,500,000	9,435,172
4.0%, 9/1/2040	620,588	631,383
5.0%, 7/1/2044	2,909,478	3,103,007

Total U.S. Government Agency Sponsored Pass-Throughs (Cost $62,179,962)		61,589,795

Government & Agency Obligation 2.1%
Sovereign Bonds
Kingdom of Norway, 144A, REG S, 2.0%, 4/26/2028 (Cost $35,077,058)	NOK 273,500,000	33,792,855

Short-Term U.S. Treasury Obligations 2.1%
U.S. Treasury Bills:
1.931%**, 10/11/2018 (c) (d)	31,000,00	30,982,380
2.36%**, 8/15/2019 (e)	3,464,000	3,388,000

Total Short-Term U.S. Treasury Obligations (Cost $34,379,772)		34,370,380

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	17

	Principal Amount ($)(a)	Value ($)

Commercial Paper 0.9%
Canadian National Rail, 2.19%**, 10/12/2018 (Cost $14,640,376)	14,650,000	14,637,477

	Shares	Value ($)
Cash Equivalents 13.4%
DWS Central Cash Management Government Fund, 2.03% (f)	54,431,675	54,431,675
DWS ESG Liquidity Fund “Capital Shares”, 2.21% (f)	161,838,321	161,838,321

Total Cash Equivalents (Cost $216,253,993)		216,269,996

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,059,843,150)	125.4	2,026,270,450
Other Assets and Liabilities, Net	(25.4)	(410,283,951)

Net Assets	100.0	1,615,986,499

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2018 are as follows:

Value ($) at 9/30/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2018	Value ($) at 9/30/2018
Cash Equivalents 13.4%
DWS Central Cash Management Government Fund, 2.03% (e)
50,082,978	1,711,072,230	1,706,723,533	—	—	1,795,645	—	54,431,675	54,431,675
DWS ESG Liquidity Fund “Capital Shares”, 2.21% (e)
—	271,829,410	110,005,600	(1,492)	16,003	2,099,176	—	161,838,321	161,838,321
50,082,978	1,982,901,640	1,816,729,133	(1,492)	16,003	3,894,821	—	216,269,996	216,269,996

*

Variable or floating rate security. These securities are shown at their current rate as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	When-issued, delayed delivery or forward commitment securities included.

(c)	At September 30, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d)	At September 30, 2018, this security has been pledged, in whole or in part, as collateral for open mortgage-backed securities.

The accompanying notes are an integral part of the financial statements.

18	|	DWS GNMA Fund

(e)	At September 30, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

LIBOR: London Interbank Offered Rate

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2018	1,038	124,554,091	123,299,252	(1,254,839)
U.S. Treasury Long Bond	USD	12/19/2018	180	25,577,239	25,290,000	(287,239)
Ultra Long U.S. Treasury Bond	USD	12/19/2018	185	29,262,691	28,542,031	(720,660)
Total net unrealized depreciation						(2,262,738)

At September 30, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2018	525	59,307,534	59,050,196	257,338
Federal Republic of Germany Euro-Bund	EUR	12/6/2018	179	33,408,078	33,001,014	407,064
Total net unrealized appreciation						664,402

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	19

At September 30, 2018, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Effective/ Expiration Date	Notional Amount ($)	Cur- rency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreci- ation/ (Depreci- ation) ($)
Fixed — 2.239% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/21/2018 3/21/2023	76,000,000	USD	2,625,559	—	2,625,559
Floating — 3-Month LIBOR Quarterly	Fixed — 2.25% Semi-Annually	3/21/2018 3/21/2033	11,100,000	USD	(1,241,701)	(1,073,895)	(167,806)
Fixed — 3.033% Semi-Annually	Floating — 3-Month LIBOR Quarterly	9/17/2018 12/17/2027	34,800,000	USD	181,549	—	181,549
Fixed — 3.060% Semi-Annually	Floating — 3-Month LIBOR Quarterly	9/17/2018 6/17/2030	15,900,000	USD	105,208	—	105,208
Total net unrealized appreciation							2,744,510

At September 30, 2018, open total return swap contracts were as follows:

Bilateral Swap

Pay/Receive Return of the Reference Index	Fixed Cash Flows Received Frequency	Counterparty/ Expiration Date	Notional Amount ($)	Cur- rency	Value ($)	Upfront Payments Paid ($)	Unrealized Appreci- ation ($)
Short Positions
Markit IOS INDEX FN30.400.10	4.0%/ Monthly	Goldman Sachs & Co. 1/12/2041	6,578,715	USD	8,810	—	8,810

As of September 30, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
NOK	273,510,000	USD	33,575,819	10/29/2018	(70,575)	Danske Bank AS

Currency Abbreviation
EUR Euro
NOK Norwegian Krone
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

20	|	DWS GNMA Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (g)
Government National Mortgage Association	$—	$1,329,560,590	$—	$1,329,560,590
Asset-Backed	—	70,450,611	—	70,450,611
Commercial Mortgage-Backed Securities	—	110,462,728	—	110,462,728
Collateralized Mortgage Obligations	—	155,136,018	—	155,136,018
U.S. Government Agency Sponsored Pass-Throughs	—	61,589,795	—	61,589,795
Government & Agency Obligations	—	33,792,855	—	33,792,855
Short-Term U.S. Treasury Obligations	—	34,370,380	—	34,370,380
Commercial Paper	—	14,637,477	—	14,637,477
Short-Term Investments	216,269,996	—	—	216,269,996
Derivatives (h)
Futures Contracts	664,402	—	—	664,402
Interest Rate Swap Contracts	—	2,912,316	—	2,912,316
Total Return Swap Contracts	—	8,810	—	8,810
Total	$216,934,398	$1,812,921,580	$—	$2,029,855,978

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (h)
Futures Contracts	$(2,262,738)	$—	$—	$(2,262,738)
Interest Rate Swap Contracts	—	(167,806)	—	(167,806)
Forward Foreign Currency Exchange Contracts	—	(70,575)	—	(70,575)
Total	$(2,262,738)	$(238,381)	$—	$(2,501,119)

(g)	See Investment Portfolio for additional detailed categorizations.

(h)	Derivatives include value of unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	21

Statement of Assets and Liabilities

as of September 30, 2018

Assets
Investments in non-affiliated securities, at value (cost $1,843,589,157)	$1,810,000,454
Investments in affiliated securities, at value (cost $216,253,993)	216,269,996
Foreign currency, at value (cost $2,435,021)	2,449,620
Receivable for investments sold	3,389
Receivable for Fund shares sold	93,310
Dividends receivable	270,766
Interest receivable	6,115,908
Unrealized appreciation on bilateral swap contracts	8,810
Other assets	20,837
Total assets	2,035,233,090

Liabilities
Cash Overdraft	85,702
Payable for investments purchased — forward commitments	415,198,551
Payable for Fund shares redeemed	1,672,603
Payable for variation margin on futures contracts	154,941
Payable for variation margin on centrally cleared swaps	92,796
Unrealized depreciation on forward foreign currency contracts	70,575
Accrued management fee	419,321
Accrued Trustees’ fees	28,955
Other accrued expenses and payables	1,523,147
Total liabilities	419,246,591
Net assets, at value	$1,615,986,499

Net Assets Consist of
Distributable earnings (loss)	(311,504,452)
Paid-in capital	1,927,490,951
Net assets, at value	$1,615,986,499

The accompanying notes are an integral part of the financial statements.

22	|	DWS GNMA Fund

Statement of Assets and Liabilities as of September 30, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($663,227,174 ÷ 50,179,795 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.22
Maximum offering price per share (100 ÷ 97.25 of $13.22)	$13.59
Class T
Net Asset Value and redemption price per share ($9,854 ÷ 745 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.23
Maximum offering price per share (100 ÷ 97.50 of $13.23)	$13.57
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,456,420 ÷ 2,000,703 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.22
Class R
Net Asset Value, offering and redemption price per share ($1,622,767 ÷ 122,594 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.24
Class R6
Net Asset Value, offering and redemption price per share ($557,372 ÷ 42,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.23
Class S
Net Asset Value, offering and redemption price per share ($905,297,457 ÷ 68,375,535 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.24
Institutional Class
Net Asset Value, offering and redemption price per share ($18,815,455 ÷ 1,422,962 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.22

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	23

Statement of Operations

for the year ended September 30, 2018

Investment Income
Income:
Interest	$43,646,263
Income distributions from affiliated Underlying Funds	3,894,821
Other income	1,223
Total income	47,542,307
Expenses:
Management fee	5,538,619
Administration fee	1,770,522
Services to shareholders	2,167,189
Distribution and service fees	2,018,210
Custodian fee	134,959
Professional fees	149,321
Reports to shareholders	141,009
Registration fees	68,672
Trustees’ fees and expenses	106,455
Other	131,815
Total expenses before expense reductions	12,226,771
Expense reductions	(1,699)
Total expenses after expense reductions	12,225,072
Net investment income	35,317,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated investments	(1,492)
Sale of non-affiliated investments	(29,972,492)
Swap contracts	8,050,257
Futures	(3,077,177)
Forward foreign currency contracts	1,188,731
Foreign currency	589,839
(23,222,334)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	16,003
Non-affiliated investments	(36,523,794)
Swap contracts	3,931,386
Futures	(1,935,537)
Forward foreign currency contracts	1,259,454
Foreign currency	41,342
(33,211,146)
Net gain (loss)	(56,433,480)
Net increase (decrease) in net assets resulting from operations	$(21,116,245)

The accompanying notes are an integral part of the financial statements.

24	|	DWS GNMA Fund

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$35,317,235	$29,127,094
Net realized gain (loss)	(23,222,334)	10,231,242
Change in net unrealized appreciation (depreciation)	(33,211,146)	(37,385,405)
Net increase (decrease) in net assets resulting from operations	(21,116,245)	1,972,931
Distributions to shareholders:
Class A	(17,871,676)	(8,576,159)
Class T	(237)	(92	)*
Class C	(614,353)	(733,306)
Class R	(35,062)	(36,860)
Class R6	(5,575)	(313)
Class S	(26,881,987)	(34,773,666)
Institutional Class	(411,149)	(320,053)
Total distributions	(45,820,039)	(44,440,449	)**
Fund share transactions:
Proceeds from shares sold	47,058,887	64,578,394
Reinvestment of distributions	37,386,949	35,270,228
Payments for shares redeemed	(346,024,063)	(325,172,599)
Net assets acquired in tax-free reorganization	—	872,610,182	***
Net increase (decrease) in net assets from Fund share transactions	(261,578,227)	647,286,205
Increase (decrease) in net assets	(328,514,511)	604,818,687
Net assets at beginning of year	1,944,501,010	1,339,682,323
Net assets at end of year	$1,615,986,499	$1,944,501,010	****

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	Includes distributions from net investment income.

***	On May 22, 2017, Deutsche Strategic Government Security Fund was acquired by the Fund through a tax-free reorganization (see Note G).

****	Includes undistributed net investment income of $1,359,161.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	25

Financial Highlights

	Years Ended September 30,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.72	$14.13	$14.21	$14.49	$14.35
Income (loss) from investment operations:
Net investment income[a]	.25	.25	.27	.32	.35
Net realized and unrealized gain (loss)	(.42)	(.27)	.02	(.14)	.31
Total from investment operations	(.17)	(.02)	.29	.18	.66
Less distributions from:
Net investment income	(.33)	(.39)	(.37)	(.46)	(.52)
Net asset value, end of period	$13.22	$13.72	$14.13	$14.21	$14.49
Total Return (%)[b]	(1.23)	(.07)	1.97	1.30	4.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	663	799	54	63	80
Ratio of expenses (%)	.81	.79	.83	.82	.81
Ratio of net investment income (%)	1.88	1.77	1.93	2.24	2.44
Portfolio turnover rate (%)	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

The accompanying notes are an integral part of the financial statements.

26	|	DWS GNMA Fund

	Year Ended	Period Ended
Class T	9/30/18	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$13.72	$13.87
Income (loss) from investment operations:
Net investment income[b]	.25	.06
Net realized and unrealized gain (loss)	(.42)	(.08)
Total from investment operations	(.17)	(.02)
Less distributions from:
Net investment income	(.32)	(.13)
Net asset value, end of period	$13.23	$13.72
Total Return (%)[c,d]	(1.23)	(.16	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10
Ratio of expenses before expense reductions (%)	.84	.95	*
Ratio of expenses after expense reductions (%)	.84	.87	*
Ratio of net investment income (%)	1.87	1.59	*
Portfolio turnover rate (%)	396	426	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	27

	Years Ended September 30,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.73	$14.13	$14.22	$14.50	$14.36
Income (loss) from investment operations:
Net investment income[a]	.15	.14	.17	.21	.24
Net realized and unrealized gain (loss)	(.43)	(.26)	.01	(.14)	.31
Total from investment operations	(.28)	(.12)	.18	.07	.55
Less distributions from:
Net investment income	(.23)	(.28)	(.27)	(.35)	(.41)
Net asset value, end of period	$13.22	$13.73	$14.13	$14.22	$14.50
Total Return (%)[b]	(2.07)	(.82)	1.21	.54	3.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	44	35	43	58
Ratio of expenses (%)	1.60	1.55	1.58	1.57	1.56
Ratio of net investment income (%)	1.08	1.01	1.17	1.47	1.69
Portfolio turnover rate (%)	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

The accompanying notes are an integral part of the financial statements.

28	|	DWS GNMA Fund

	Years Ended September 30,
Class R	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.74	$14.14	$14.23	$14.51	$14.37
Income (loss) from investment operations:
Net investment income[a]	.21	.20	.23	.28	.30
Net realized and unrealized gain (loss)	(.42)	(.26)	.01	(.15)	.31
Total from investment operations	(.21)	(.06)	.24	.13	.61
Less distributions from:
Net investment income	(.29)	(.34)	(.33)	(.41)	(.47)
Net asset value, end of period	$13.24	$13.74	$14.14	$14.23	$14.51
Total Return (%)[b]	(1.55)	(.39)	1.66	.97	4.35

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1	.77	.79
Ratio of expenses before expense reductions (%)	1.25	1.20	1.21	1.24	1.25
Ratio of expenses after expense reductions (%)	1.15	1.12	1.17	1.11	1.17
Ratio of net investment income (%)	1.53	1.44	1.61	1.96	2.12
Portfolio turnover rate (%)	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	29

	Years Ended September 30,			Period Ended
Class R6	2018	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$13.73	$14.14	$14.22	$14.45
Income (loss) from investment operations:
Net investment income[b]	.25	.27	.31	.22
Net realized and unrealized gain (loss)	(.39)	(.26)	.02	(.12)
Total from investment operations	(.14)	.01	.33	.10
Less distributions from:
Net investment income	(.36)	(.42)	(.41)	(.33)
Net asset value, end of period	$13.23	$13.73	$14.14	$14.22
Total Return (%)	(1.05)[c]	.11 [c]	2.28	.77	c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	557	10	10	10
Ratio of expenses before expense reductions (%)	.49	.68	.57	.78	*
Ratio of expenses after expense reductions (%)	.49	.62	.57	.61	*
Ratio of net investment income (%)	1.91	1.94	2.17	2.32	*
Portfolio turnover rate (%)	396	426	339	199	[d]

[a]	For the period from February 2, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2015.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

30	|	DWS GNMA Fund

	Years Ended September 30,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.75	$14.15	$14.23	$14.52	$14.37
Income (loss) from investment operations:
Net investment income[a]	.29	.28	.31	.36	.39
Net realized and unrealized gain (loss)	(.44)	(.25)	.02	(.15)	.32
Total from investment operations	(.15)	.03	.33	.21	.71
Less distributions from:
Net investment income	(.36)	(.43)	(.41)	(.50)	(.56)
Net asset value, end of period	$13.24	$13.75	$14.15	$14.23	$14.52
Total Return (%)	(1.07)	.20	2.32	1.50	5.04

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	905	1,088	1,241	1,335	1,522
Ratio of expenses (%)	.57	.56	.56	.55	.55
Ratio of net investment income (%)	2.12	2.00	2.20	2.50	2.72
Portfolio turnover rate (%)	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	31

	Years Ended September 30,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.73	$14.14	$14.23	$14.51	$14.35
Income (loss) from investment operations:
Net investment income[a]	.28	.27	.32	.36	.39
Net realized and unrealized gain (loss)	(.43)	(.25)	.01	(.14)	.33
Total from investment operations	(.15)	.02	.33	.22	.72
Less distributions from:
Net investment income	(.36)	(.43)	(.42)	(.50)	(.56)
Net asset value, end of period	$13.22	$13.73	$14.14	$14.23	$14.51
Total Return (%)	(1.08)	.17	2.33	1.51	5.13

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	12	9	2	2
Ratio of expenses (%)	.58	.58	.52	.57	.53
Ratio of net investment income (%)	2.10	1.98	2.25	2.51	2.67
Portfolio turnover rate (%)	396	426	339	199	339

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

32	|	DWS GNMA Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS GNMA Fund (formerly Deutsche GNMA Fund) (the “Fund”) is a diversified series of Deutsche DWS Income Trust (formerly Deutsche Income Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares will be closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS GNMA Fund	|	33

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

34	|	DWS GNMA Fund

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The

DWS GNMA Fund	|	35

Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of September 30, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the year ended September 30, 2018, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of

36	|	DWS GNMA Fund

counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2018, the Fund had a net tax basis capital loss carryforward of approximately $283,493,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($162,564,000) and long-term losses ($120,929,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$2,913,541
Capital loss carryforwards	$(283,493,000)
Net unrealized appreciation (depreciation) on investments	$(30,941,490)

DWS GNMA Fund	|	37

At September 30, 2018, the aggregate cost of investments for federal income tax purposes was $2,060,667,443. The net unrealized depreciation for all investments based on tax cost was $30,941,490. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $18,714,190 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $49,655,680.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2018	2017
Distributions from ordinary income*	$45,820,039	$44,440,449

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

38	|	DWS GNMA Fund

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended September 30, 2018, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of September 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2018, the investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $6,579,000 to $7,693,000.

DWS GNMA Fund	|	39

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of September 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2018, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from approximately $103,900,000 to $547,755,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from

40	|	DWS GNMA Fund

approximately $77,451,000 to $177,131,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $33,599,000 to $289,792,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2018, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $33,576,000 to $185,806,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $114,688,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $40,476,000.

The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$2,921,126	$664,402	$3,585,528
	$2,921,126	$664,402	$3,585,528

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of futures, centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on bilateral swap contracts

DWS GNMA Fund	|	41

Liability Derivatives	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	$(167,806)	$(2,262,738)	$—	$(2,430,544)
Foreign Exchange Contracts (d)	—	—	(70,575)	(70,575)
	$(167,806)	$(2,262,738)	$(70,575)	$(2,501,119)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (d)	$8,050,257	$(3,077,177)	$—	$4,973,080
Foreign Exchange Contracts (e)	—	—	1,188,731	1,188,731
	$8,050,257	$ (3,077,177)	$ 1,188,731	$6,161,811

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from swap contracts and futures contracts, respectively

(e)	Net realized gain (loss) from forward foreign currency contract

	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$3,931,386	$(1,935,537)	$—	$1,995,849
Foreign Exchange Contracts (g)	—	—	1,259,454	1,259,454
	$3,931,386	$ (1,935,537)	$1,259,454	$3,255,303

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on swap and futures contracts, respectively

(g)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of September 30, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to

42	|	DWS GNMA Fund

mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Goldman Sachs & Co.	$8,810	$—	$—	$8,810

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Danske Bank AS	$70,575	$—	$—	$70,575

C. Purchases and Sales of Securities

During the year ended September 30, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$8,379,896,913	$8,817,161,848
U.S. Treasury Obligations	$129,616,691	$221,029,343

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily

DWS GNMA Fund	|	43

net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.0 billion of the Fund’s average daily net assets	.315%
Next $1.5 billion of such net assets	.310%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Next $2.5 billion of such net assets	.240%
Over $12.5 billion of such net assets	.220%

Accordingly, for the year ended September 30, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets.

For the period from October 1, 2017 to September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.91%
Class C	1.66%
Class R6	.66%
Class S	.66%
Institutional Class	.66%

For the period from October 1, 2017 to January 31, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class T	.87%
Class R	1.12%

For the period from February 1, 2018 to September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class T	.91%
Class R	1.16%

44	|	DWS GNMA Fund

In addition, effective February 1, 2018, the Advisor has agreed to voluntarily waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class R6 shares at 0.56%. The voluntary waiver may be changed or terminated at any time without notice.

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.88%
Class T	.88%
Class C	1.63%
Class R	1.13%
Class S	.63%
Institutional Class	.63%

For the year ended September 30, 2018, fees waived and/or expenses reimbursed for certain classes are as follows:

Class T	$1
Class R	1,697
Class R6	1
$1,699

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2018, the Administration Fee was $1,770,522, of which $133,976 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

DWS GNMA Fund	|	45

fee it receives from the Fund. For the year ended September 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2018
Class A	$365,398	$120,106
Class T	19	7
Class C	6,033	1,973
Class R	57	19
Class R6	26	11
Class S	597,683	196,961
Institutional Class	660	223
	$969,876	$319,300

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2018
Class C	$269,019	$16,484
Class R	4,087	336
	$273,106	$16,820

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2018	Annual Rate
Class A	$1,651,526	$455,906	.23%
Class T	17	10	.17%
Class C	89,476	18,716	.25%
Class R	4,085	1,038	.25%
	$1,745,104	$475,670

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in

46	|	DWS GNMA Fund

connection with the distribution of Class A shares for the year ended September 30, 2018 aggregated $7,863.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2018, the CDSC for Class C shares aggregated $1,721. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2018, DDI received $434 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $21,587, of which $15,243 was unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks.

The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum

DWS GNMA Fund	|	47

of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2018.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	887,259	$11,967,230	787,142	$10,924,670
Class T	—	—	721 *	10,000 *
Class C	79,974	1,077,250	62,507	870,267
Class R	19,792	265,949	70,035	971,750
Class R6	44,057	587,231	—	—
Class S	1,435,842	19,382,282	3,353,070	46,501,617
Institutional Class	1,024,767	13,778,945	379,511	5,300,090
		$47,058,887		$64,578,394

Shares issued to shareholders in reinvestment of distributions
Class A	1,160,694	$15,580,487	544,494	$7,495,110
Class T	17.7	237	7 *	92 *
Class C	42,467	571,166	49,276	681,210
Class R	2,609	35,062	2,665	36,860
Class R6	420	5,575	23	313
Class S	1,546,225	20,785,933	1,931,305	26,737,781
Institutional Class	30,463	408,489	23,063	318,862
		$37,386,949		$35,270,228

Shares redeemed
Class A	(10,064,164)	$(135,518,939)	(5,177,304)	$(71,418,019)
Class C	(1,331,220)	(17,895,143)	(1,102,767)	(15,271,535)
Class R	(22,083)	(297,554)	(27,593)	(381,492)
Class R6	(3,092)	(41,138)	—	—
Class S	(13,780,827)	(185,616,710)	(16,737,166)	(232,323,815)
Institutional Class	(496,225)	(6,654,579)	(417,768)	(5,777,738)
		$(346,024,063)		$(325,172,599)

48	|	DWS GNMA Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Dollars	Shares		Dollars

Shares issued in tax-free reorganization**
Class A	—	$—	58,205,855		$804,378,952
Class C	—	—	1,705,106		23,581,148
Class S	—	—	2,950,183		40,830,724
Institutional Class	—	—	276,165		3,819,358
	—	$—			$872,610,182

Net increase (decrease)
Class A	(8,016,211)	$(107,971,222)	54,360,187		$751,380,713
Class T	17	237	728	*	10,092	*
Class C	(1,208,779)	(16,246,727)	714,122		9,861,090
Class R	318	3,457	45,107		627,118
Class R6	41,385	551,668	23		313
Class S	(10,798,760)	(145,448,495)	(8,502,608)		(118,253,693)
Institutional Class	559,005	7,532,855	260,971		3,660,572
		$(261,578,227)			$647,286,205

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	On May 22, 2017, Deutsche Strategic Government Security Fund was acquired by the Fund through a tax-free reorganization (see Note G).

G. Acquisition of Assets

On May 22, 2017, the Fund acquired all of the net assets of Deutsche Strategic Government Securities Fund pursuant to a plan of reorganization approved by the Board of Directors of Deutsche Strategic Government Securities Fund and the Board of Trustees of the Fund. The acquisition was accomplished by a tax-free exchange of 101,913,711 Class A shares, 2,982,372 Class C shares, 5,172,350 Class S shares and 485,350 Institutional Class shares of Deutsche Strategic Government Securities Fund for 58,205,855 Class A shares, 1,705,106 Class C shares, 2,950,183 Class S shares and 276,165 Institutional Class shares of the Fund, respectively, outstanding on May 22, 2017. Deutsche Strategic Government Securities Fund’s net assets at that date, $872,610,182 including $8,724,609 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,170,668,462. The combined net assets of the Fund immediately following the acquisition were $2,043,278,644.

DWS GNMA Fund	|	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS GNMA Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS GNMA Fund (one of the funds constituting Deutsche DWS Income Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

50	|	DWS GNMA Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS GNMA Fund	|	51

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class T, Class R and Class R6 shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2018 to September 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	|	DWS GNMA Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$995.60	$996.00	$991.70	$994.00	$997.20	$997.50	$997.50
Expenses Paid per $1,000*	$4.15	$4.10	$8.14	$5.80	$2.45	$2.85	$2.90

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,020.91	$1,020.96	$1,016.90	$1,019.25	$1,022.61	$1,022.21	$1,022.16
Expenses Paid per $1,000*	$4.20	$4.15	$8.24	$5.87	$2.48	$2.89	$2.94

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS GNMA Fund	.83%	.82%	1.63%	1.16%	.49%	.57%	.58%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

DWS GNMA Fund	|	53

Tax Information	(Unaudited)

The Fund previously estimated that 100% of the dividend payable on May 24, 2018 was comprised entirely of net investment income. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the Fund has updated its estimated sources to include approximately 8% as derived from return of capital. Such source designation and amount do not reflect the tax character of the distribution; they are estimates only and are not being provided for tax purposes. The final determination of the sources and tax characteristics of all distributions will be made after the end of the Fund’s fiscal year. Shareholders will receive a Form 1099-DIV for the calendar year, which will describe how to report distributions for tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

54	|	DWS GNMA Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS GNMA Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

DWS GNMA Fund	|	55

Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to

56	|	DWS GNMA Fund

discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board considered that the Fund implemented new management fee breakpoints to accommodate the merger of Deutsche Strategic Government Securities Fund into the Fund, effective on May 22, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

DWS GNMA Fund	|	57

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

58	|	DWS GNMA Fund

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS GNMA Fund	|	59

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

60	|	DWS GNMA Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

DWS GNMA Fund	|	61

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

62	|	DWS GNMA Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS GNMA Fund	|	63

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

64	|	DWS GNMA Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS GNMA Fund	|	65

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GIGTX	GCGGX	SGINX	GIGGX
CUSIP Number	25155T 718	25155T 320	25155T 692	25155T 684	25155T 676
Fund Number	1093	1731	1393	2393	1493

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R		Class R6
Nasdaq Symbol	GRGGX		GRRGX
CUSIP Number	25155T 304		25155T 429
Fund Number	1593		1693

66	|	DWS GNMA Fund

Notes

Notes

Notes

Notes

Notes

GNMA-2

(R-024416-8 11/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS GNMA Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$99,486	$0	$0	$0
2017	$96,075	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2018